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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 October 9, 1997

                                 MathSoft, Inc.
             (Exact name of Registrant as specified in its charter)



     Massachusetts                 0-020992                     04-2842217
(State or jurisdiction           (Commission                   (IRS Employer
   of Incorporation)             File number)               Identification No.)


     101 Main Street                                              02142
Cambridge, Massachusetts                                        (Zip Code)
  (Address of principal
   executive offices)

       Registrant's telephone number, including area code: (617) 577-1017

                           No change since last report
                   (Former name or former address, if changed
                               since last report)







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ITEM 5.  OTHER EVENTS.

         On October 9, 1997 the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                          Exhibit
-----------                          -------

   99.1                      Press release of the Company dated October 9, 1997



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MATHSOFT, INC.



October 9, 1997                                    By: /s/ Robert. P. Orlando
                                                       ----------------------
                                                       Robert P. Orlando
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

   99.1                   Press release of the Company dated October 9, 1997

